UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

INFINITE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41087	98-1593937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Fifth Avenue, 15th Floor New York, New York	10151
(Address of principal executive offices)	(Zip Code)

(212) 644-4200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	NFNT.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	NFNT	New York Stock Exchange
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	NFNT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in the definitive proxy statement filed by Infinite Acquisition Corp., a Cayman Islands exempted Company (“Infinite”) with the U.S. Securities and Exchange Commission (the “SEC”) on August 3, 2023 (the “Extension Proxy Statement”), relating to the extraordinary general meeting of shareholders of Infinite (the “Extension Meeting”), Infinite Sponsor LLC, a Delaware limited liability company (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to Infinite as a loan $120,000 to be deposited into the trust account established in connection with Infinite’s initial public offering (the “Trust Account”). In addition, in the event Infinite does not consummate an initial business combination (a “Business Combination”) by the Articles Extension Date (as defined below), the Lender will contribute to Infinite as a loan up to $1,680,000 in fourteen equal installments to be deposited into the Trust Account for each of the fourteen one-month optional extensions following the Articles Extension Date.

On August 22, 2023, the shareholders of Infinite approved the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Extension Meeting (each as defined below and as described in Item 5.03 and Item 5.07 of this Current Report on Form 8-K). Accordingly, on August 22, 2023, Infinite issued an unsecured convertible promissory note in the principal amount of up to $1,800,000 (the “Note”) to the Sponsor. The Note does not bear interest and matures upon closing of Infinite’s initial Business Combination. Up to $1,500,000 of the amounts loaned under the Note will be convertible at the option of the Sponsor into warrants of Infinite (“Working Capital Warrants”), at a conversion price equal to $1.00 per Working Capital Warrant. The terms of the Working Capital Warrants will be identical to those of the private placement warrants that were issued to the Sponsor in connection with Infinite’s initial public offering. In the event that Infinite does not consummate a Business Combination and if the Note is not converted into Working Capital Warrants, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The maturity date of the Note may be accelerated upon the occurrence of an Event of Default (as defined under the Note). Any Working Capital Warrants issuable upon conversion of the Note will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act. As of August 22, 2023, $120,000 were drawn under the Note and will be deposited in the Trust Account in connection with the Articles Amendment (as defined below).

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the terms and conditions thereof. A copy of the Note is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Association or Bylaws; Change in Fiscal Year.

On August 22, 2023, Infinite held the Extension Meeting to approve an amendment to Infinite’s amended and restated memorandum and articles of association (the “Articles Amendment”) (i) to extend the date (the “Termination Date”) by which Infinite has to consummate a Business Combination (the “Articles Extension”) from August 23, 2023 to September 23, 2023 (the “Articles Extension Date”) and to allow Infinite, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to fourteen times by an additional one month each time after the Articles Extension Date, by resolution of Infinite’s board of directors, if requested by the Sponsor, in writing and upon five days’ advance notice prior to the applicable Termination Date, until November 23, 2024 or a total of up to fifteen months after August 23, 2023, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”), (ii) to allow for the conversion of Infinite’s Class B ordinary shares, par value $0.0001 per share into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the consummation of a business combination subject to certain limitations as set forth in the Extension Proxy Statement (the “Class B Share Proposal”) (iii) to eliminate from the Articles the limitation that Infinite may not redeem Class A ordinary shares issued as part of the units sold in Infinite’s initial public offering (the “Public Shares”) to the extent that such redemption would result in Infinite having net tangible assets, as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, of less than $5,000,001 (the “Redemption Limitation”) in order to allow Infinite to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”), and (iv) to adjourn the Extension Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extension Meeting, there are insufficient ordinary shares represented (either in person or by proxy) at the Extension Meeting to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, (b) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Extension Meeting, or (c) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal such that Infinite would not adhere to the continued listing requirements of the New York Stock Exchange (the “Adjournment Proposal”), and to consider any other business as may be properly brought before the Extension Meeting. The shareholders of the Company approved the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal at the Extension Meeting and on August 22, 2023, the Company filed the Articles Amendment with the Registrar of Companies of the Cayman Islands.

The foregoing description is qualified in its entirety by reference to the Articles Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 22, 2023, Infinite held the Extension Meeting to approve the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, each as more fully described in the Extension Proxy Statement. As there were sufficient votes to approve the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal, the Adjournment Proposal was not presented to shareholders.

Holders of 29,605,190 ordinary shares of Infinite held of record as of July 31, 2023, the record date for the Extension Meeting, entitled to vote at the Extension Meeting, were present in person or by proxy, representing approximately 85.8% of the voting power of Infinite’s ordinary shares as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
22,235,781	7,362,465	6,944

The voting results for the Class B Share Proposal were as follows:

The Class B Share Proposal

For	Against	Abstain
27,335,463	2,262,783	6,944

The voting results for the Redemption Limitation Amendment Proposal were as follows:

The Redemption Limitation Amendment Proposal

For	Against	Abstain
27,335,463	2,262,783	6,944

The Adjournment Proposal

Infinite solicited proxies in favor of an Adjournment Proposal which would have given Infinite authority to adjourn the Extension Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Extension Amendment Proposal, this proposal was not voted upon at the Extension Meeting.

In connection with the vote to approve the Articles Amendment, the holders of 19,590,635 ordinary shares of Infinite properly exercised their right to redeem their Public Shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.66 per Public Share, for an aggregate redemption amount of approximately $208,788,481.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
10.1	Convertible Promissory Note, dated August 22, 2023 and issued to Infinite Sponsor, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2023
Infinite Acquisition Corp.

By:	/s/ Rich Kleiman
Name:	Rich Kleiman
Title:	Co-Chief Executive Officer